Exhibit No. 99.1
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial information has been prepared assuming that the Crowne Plaza, Worcester, MA (the “Worcester Property”) had been conveyed to the lender (i) at the beginning of the periods presented for the pro forma condensed consolidated statements of operations for the years ended December 31, 2008, 2007 and 2006 as well as for the nine months ended September 30, 2009 and 2008, and (ii) at September 30, 2009 for the pro forma condensed consolidated balance sheet.
The unaudited pro forma condensed consolidated statements of operations do not include adjustments for the gain on deconsolidation of the Worcester Property, estimated at $6.1 million, as this is a non-recurring transaction directly attributable to the disposition of the Worcester Property.
In accordance with the terms of the franchise agreement associated with the Worcester Property, the Company could be required to pay liquidated damages to the franchisor upon transfer of the Worcester Property to the Lender. The estimated potential liquidated damages totaled $1.3 million as of September 30, 2009. This amount is not reflected in the pro forma condensed consolidated financial statements presented since the recognition criteria for contingencies as established by U.S. GAAP had not been met.
The unaudited pro forma condensed consolidated financial statements have been prepared by management for illustrative purposes only in accordance with Article 11 of SEC Regulation S-X and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Worcester Property been conveyed to the lender during the specified periods. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Lodgian, Inc.’s historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008 and its Form 10-Q for the nine months ended September 30, 2009.

Lodgian, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2008

	Lodgian, Inc.	Pro Forma adjustments
	For the Year Ended	related to the Crowne
	December 31, 2008	Plaza Worcester, MA	Pro Forma
	(unaudited in thousands, except per share data)

Revenues:
Rooms	$178,623	$(5,192)	$173,431
Food and beverage	53,543	(3,801)	49,742
Other	8,262	(517)	7,745

Total revenues	240,428	(9,510)	230,918

Direct operating expenses:
Rooms	46,588	(1,456)	45,132
Food and beverage	36,755	(2,435)	34,320
Other	5,806	(281)	5,525

Total direct operating expenses	89,149	(4,172)	84,977

	151,279	(5,338)	145,941

Other operating expenses:
Other hotel operating costs	69,960	(2,762)	67,198
Property and other taxes, insurance, and leases	16,561	(656)	15,905
Corporate and other	16,805	(888)	15,917
Casualty losses, net	1,095	—	1,095
Depreciation and amortization	31,930	(237)	31,693
Impairment of long-lived assets	9,468	(4,875)	4,593

Total other operating expenses	145,819	(9,418)	136,401

Operating income	5,460	4,080	9,540

Other income (expenses):
Interest income and other	1,054	—	1,054
Interest expense	(19,345)	1,063	(18,282)

Loss before income taxes	(12,831)	5,143	(7,688)
Provision for income taxes — continuing operations	(80)	—	(80)

Loss from continuing operations	(12,911)	5,143	(7,768)

Basic and diluted net loss per share from continuing operations	$(0.59)	$0.24	$(0.36)

Basic and diluted weighted average shares from continuing operations	21,774	—	21,774

Lodgian, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2007

	Lodgian, Inc.	Pro Forma adjustments
	For the Year Ended	related to the Crowne
	December 31, 2007	Plaza Worcester, MA	Pro Forma
	(unaudited in thousands, except per share data)

Revenues:
Rooms	$179,716	$(5,351)	$174,365
Food and beverage	55,089	(3,857)	51,232
Other	7,753	(460)	7,293

Total revenues	242,558	(9,668)	232,890

Direct operating expenses:
Rooms	44,833	(1,474)	43,359
Food and beverage	37,239	(2,477)	34,762
Other	5,503	(238)	5,265

Total direct operating expenses	87,575	(4,189)	83,386

	154,983	(5,479)	149,504

Other operating expenses:
Other hotel operating costs	68,623	(2,879)	65,744
Property and other taxes, insurance, and leases	17,662	(710)	16,952
Corporate and other	21,391	(392)	20,999
Casualty gains, net	(1,867)	—	(1,867)
Restructuring	1,232	—	1,232
Depreciation and amortization	28,765	(647)	28,118
Impairment of long-lived assets	1,622	(462)	1,160

Total other operating expenses	137,428	(5,090)	132,338

Operating income	17,555	(389)	17,166

Other income (expenses):
Interest income and other	3,944	—	3,944
Interest expense	(23,172)	1,078	(22,094)
Loss on debt extinguishment	(3,330)	—	(3,330)

Loss before income taxes	(5,003)	689	(4,314)
Provision for income taxes — continuing operations	(157)	—	(157)

Loss from continuing operations	(5,160)	689	(4,471)

Basic and diluted net loss per share from continuing operations	$(0.21)	$0.03	$(0.18)

Basic and diluted weighted average shares from continuing operations	24,292	—	24,292

Lodgian, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2006

	Lodgian, Inc.	Pro Forma adjustments
	For the Year Ended	related to the Crowne
	December 31, 2006	Plaza Worcester, MA	Pro Forma
	(unaudited in thousands, except per share data)

Revenues:
Rooms	$170,764	$(5,929)	$164,835
Food and beverage	49,807	(3,539)	46,268
Other	7,064	(337)	6,727

Total revenues	227,635	(9,805)	217,830

Direct operating expenses:
Rooms	43,329	(1,517)	41,812
Food and beverage	34,861	(2,260)	32,601
Other	5,402	(180)	5,222

Total direct operating expenses	83,592	(3,957)	79,635

	144,043	(5,848)	138,195

Other operating expenses:
Other hotel operating costs	63,467	(2,821)	60,646
Property and other taxes, insurance, and leases	17,383	(633)	16,750
Corporate and other	20,693	(391)	20,302
Casualty gains, net	(2,985)	—	(2,985)
Depreciation and amortization	27,414	(715)	26,699
Impairment of long-lived assets	632	—	632

Total other operating expenses	126,604	(4,560)	122,044

Operating income	17,439	(1,288)	16,151

Other income (expenses):
Business interruption proceeds	3,094	—	3,094
Interest income and other	2,558	—	2,558
Interest expense	(21,970)	1,465	(20,505)

Income before income taxes	1,121	177	1,298
Provision for income taxes — continuing operations	(11,854)	—	(11,854)

Loss from continuing operations	(10,733)	177	(10,556)

Basic and diluted net loss per share from continuing operations	$(0.44)	$0.01	$(0.43)

Basic and diluted weighted average shares from continuing operations	24,617	—	24,617

Lodgian, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2009

	Lodgian, Inc.	Pro Forma adjustments
	For the Nine Months	related to the Crowne
	Ended September 30, 2009	Plaza Worcester, MA	Pro Forma
	(unaudited in thousands, except per share data)

Revenues:
Rooms	$114,415	$(3,073)	$111,342
Food and beverage	33,852	(2,088)	31,764
Other	5,689	(335)	5,354

Total revenues	153,956	(5,496)	148,460

Direct operating expenses:
Rooms	31,818	(996)	30,822
Food and beverage	23,706	(1,485)	22,221
Other	3,881	(163)	3,718

Total direct operating expenses	59,405	(2,644)	56,761

	94,551	(2,852)	91,699

Other operating expenses:
Other hotel operating costs	46,229	(1,768)	44,461
Property and other taxes, insurance, and leases	12,829	(505)	12,324
Corporate and other	11,458	(228)	11,230
Casualty losses, net	133	(15)	118
Depreciation and amortization	26,067	(594)	25,473
Impairment of long-lived assets	35,349	(4,996)	30,353

Total other operating expenses	132,065	(8,106)	123,959

Operating loss	(37,514)	5,254	(32,260)

Other income (expenses):
Interest income and other	98	—	98
Interest expense	(10,598)	768	(9,830)

Loss before income taxes and noncontrolling interest	(48,014)	6,022	(41,992)
Provision for income taxes — continuing operations	(29)	—	(29)

Loss from continuing operations	(48,043)	6,022	(42,021)

Basic and diluted net loss per share from continuing operations	$(2.25)	$0.28	$(1.97)

Basic and diluted weighted average shares from continuing operations	21,313	—	21,313

Lodgian, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2008

	Lodgian, Inc.	Pro Forma adjustments
	For the Nine Months	related to the Crowne
	Ended September 30, 2008	Plaza Worcester, MA	Pro Forma
	(unaudited in thousands, except per share data)

Revenues:
Rooms	$139,891	$(3,842)	$136,049
Food and beverage	40,011	(2,776)	37,235
Other	6,376	(392)	5,984

Total revenues	186,278	(7,010)	179,268

Direct operating expenses:
Rooms	35,562	(1,088)	34,474
Food and beverage	27,740	(1,792)	25,948
Other	4,473	(215)	4,258

Total direct operating expenses	67,775	(3,095)	64,680

	118,503	(3,915)	114,588

Other operating expenses:
Other hotel operating costs	53,885	(2,038)	51,847
Property and other taxes, insurance, and leases	12,338	(496)	11,842
Corporate and other	13,742	(788)	12,954
Casualty gains, net	(57)	—	(57)
Depreciation and amortization	23,578	(94)	23,484
Impairment of long-lived assets	9,114	(4,849)	4,265

Total other operating expenses	112,600	(8,265)	104,335

Operating income	5,903	4,350	10,253

Other income (expenses):
Interest income and other	907	—	907
Interest expense	(14,768)	797	(13,971)

Loss before income taxes and noncontrolling interest	(7,958)	5,147	(2,811)
Provision for income taxes — continuing operations	(6)	—	(6)

Loss from continuing operations	(7,964)	5,147	(2,817)

Basic and diluted net loss per share from continuing operations	$(0.36)	$0.23	$(0.13)

Basic and diluted weighted average shares from continuing operations	21,944	—	21,944

Lodgian, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2009

		Pro Forma adjustments
	Lodgian, Inc. as of	related to the Crowne
	September 30, 2009	Plaza Worcester, MA	Pro Forma
	(Unaudited in thousands, except share data)

ASSETS
Current assets:
Cash and cash equivalents	$24,647	$(205)	$24,442
Cash, restricted	9,419	—	9,419
Accounts receivable (net of allowances of $257)	7,035	(225)	6,810
Inventories	3,100	(129)	2,971
Prepaid expenses and other current assets	15,342	(352)	14,990
Assets held for sale	4,554	—	4,554

Total current assets	64,097	(911)	63,186

Property and equipment, net	403,815	(9,627)	394,188
Deposits for capital expenditures	5,586	(103)	5,483
Other assets	4,893	(153)	4,740

	$478,391	$(10,794)	$467,597

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$5,152	$(177)	$4,975
Other accrued liabilities	23,674	(380)	23,294
Advance deposits	1,619	(98)	1,521
Current portion of long-term liabilities	102,614	(16,270)	86,344
Liabilities related to assets held for sale	607	—	607

Total current liabilities	133,666	(16,925)	116,741

Long-term liabilities	208,935	—	208,935

Total liabilities	342,601	(16,925)	325,676

Commitments and contingencies
Stockholders’ equity:
Common stock, $.01 par value, 60,000,000 shares authorized; 25,148,819 issued at September 30, 2009	252	—	252
Additional paid-in capital	331,601	—	331,601
Accumulated deficit	(155,344)	6,131	(149,213)
Accumulated other comprehensive income	64	—	64
Treasury stock, at cost, 3,827,603 at September 30, 2009	(39,692)	—	(39,692)

Total stockholders’ equity attributable to common stock	136,881	6,131	143,012
Noncontrolling interest	(1,091)	—	(1,091)

Total equity	135,790	6,131	141,921

	$478,391	$(10,794)	$467,597